SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Purusant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                 APRIL 26, 2010
                                ----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-9437
                                    --------
                             (Commission File No.)

               ARIZONA                                 86-0220694
     ----------------------------          --------------------------------
    (State of other jurisdiction)         (IRS Employer Identification No.)


              15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
             --------------------------------------------------------
             (Address of Principal Executive Office)      (Zip Code)


                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
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

Item 2.02.  Preliminary Results of Operations and Financial Condition

On April 26, 2010, Alanco Technologies, Inc. issued a press release reporting preliminary financial results for fiscal year 2010 third quarter, ended March 31, 2010. A copy of the press release is attached hereto as
Exhibit 99.1, and is hereby incorporated by reference in this Item 2.02.

Item 9.01   Financial Statements and Exhibits

Exhibit 99.1  Press release from Alanco Technologies, Inc., dated
              April 26, 2010, titled "Alanco Announces Preliminary Fiscal Year 2010 Third Quarter Results"

                                           SIGNATURES

Date:  April 26, 2010                      By: /s/John A Carlson
                                           -----------------------
                                           Chief Financial Officer